Sextant Bond Income Fund

Ticker Symbol: SBIFX

March 27, 2015

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Bond Income Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.sextantfunds.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 27, 2015, are incorporated by reference into this Summary Prospectus.

Sextant Bond Income Fund

SBIFX

Investment Objective

Current income.

Fees and Expenses

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (vary with performance)	0.50%¹
Distribution (12b-1) Fees	0.25%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.17%¹
Fee Waiver and Expense Reimbursement	0.27%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.90%²

¹ Restated to reflect a reduction in the Advisory and Administrative Services base fee as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the advisor for the most recent fiscal year.

² The adviser has committed through March 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the net operating expense ratio of 0.90%. The committed net operating expense ratio may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$119	$372	$644	$1,420

Portfolio Turnover

The Fund may have transaction costs, such as commissions and a bid-ask spread, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12.89% of the average value of its portfolio.

Principal Investment Strategies

The Bond Income Fund invests at least 80% of its assets in bonds. Under normal circumstances, the Fund maintains a dollar-weighted average maturity of ten years or more. The Fund invests at least 65% of assets in bonds rated within the three highest grades (Aaa, Aa, or A) and may not invest in a bond rated at time of purchase below the fourth highest grade (Baa).

Principal Risks of Investing

The value of Bond Income Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests.

The risks inherent in the Bond Income Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Bond Income Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Performance

The following bar chart and table provide an indication of the risks of investing in the Bond Income Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

Sextant Bond Income Fund

SBIFX

Annual Total Return

Best Quarter	Q3 2009	5.35%
Worst Quarter	Q2 2013	-4.27%

Average Annual Total Returns for periods ended December 31, 2014
	1 Year	5 Year	10 Year
Return before taxes	8.68%	5.17%	4.38%
Return after taxes on distributions	7.24%	3.82%	2.88%
Return after taxes on distributions and sale of Fund shares	4.88%	3.35%	2.52%
Citigroup Broad Investment Grade Index (reflects no deduction for fees, expenses or taxes)	5.91%	4.39%	4.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is Bond Income Fund's investment adviser.

Portfolio Managers

Mr. Phelps McIlvaine, a vice president and portfolio manager of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Bond Income Fund, which he has managed since 1995. Mr. Patrick Drum MBA, CFA, a portfolio manager and fixed income analyst of Saturna Capital Corporation, is the deputy portfolio manager, which role he assumed in 2015.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $1,000 or more ($100 under a group or retirement plan) payable to the Bond Income Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Sextant Mutual Funds
            Box N
            Bellingham, WA 98227-0596

Or Fax:   360-734-0755

Telephone request

Call:   800-728-8762 or 360-734-9900

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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